TAMARACK FUNDS TRUST

Tamarack SMID Cap Growth Fund

Supplement dated December 5, 2008 to the Prospectus dated January 28, 2008 and to the
Statement of Additional Information for the Equity and Fixed Income Funds dated
January 28, 2008, as revised July 31, 2008

This Supplement provides new and additional information beyond that contained in the
Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

On December 3, 2008, the Board of Trustees of Tamarack Funds Trust unanimously voted to liquidate the Tamarack SMID Cap Growth Fund (the “Fund”). Effective on or about December 5, 2008, the Fund will no longer be offered for purchases or exchanges other than through dividend reinvestment. This decision was made after careful consideration of the Fund's operations, asset size and current expenses. The Fund will suspend all purchases and exchanges in order to facilitate an orderly liquidation on or after January 15, 2009. The Fund will automatically redeem your shares for cash and forward the proceeds to you based on the instruction listed on your account. Following liquidation, all references to the Fund are hereby deleted.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact Tamarack Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-EQ PR & SAI – SUPP 12/08